Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 484,906,000
Previously Paid Amount	0
Total Fee Amount	66,965.52
Total Offset Amount	0
Net Fee	$ 66,965.52